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                                                                    Exhibit 23.2



                         CONSENT OF INDEPENDENT AUDITORS



We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 16, 2002, in Amendment No. 2 to the Registration Statement (Form S-1 No. 333-74916) and related Prospectus of Protarga, Inc. dated May 24, 2002.

                                                      /s/ Ernst & Young LLP


MetroPark, New Jersey
May 21, 2002